PROVISIONS	6 Months Ended
Jun. 30, 2024
Provisions [abstract]
Provisions	NOTE 8 - PROVISIONS
In 2020, TORM was involved in cargo claims relating to a customer having granted indemnities for discharge of cargoes, and not being able to honor those obligations. The cases involved irregular activities by the customer. Legal action was initiated by TORM in the UK and in India against the customer and related individuals. During 2022, TORM settled one claim and reassessed its provisions for the remaining part of the case complex, which led to the reversal of provisions amounting to USD 6.3m.
As expected at the end of 2023, the remaining part of the case complex was resolved in arbitration during
Q1-2024 with an award in favor of TORM.